SCHEDULE E

TO THE DISTRIBUTION AGREEMENT

CDSC Shares

(Class B Shares)

(Effective as of April 30, 2013)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund — Class B Shares	JPMorgan Prime Money Market Fund — Class B Shares

JPMorgan Liquid Assets Money Market Fund — Class B Shares	One Group Prime Money Market Fund — Class B Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Class B Shares	One Group U.S. Treasury Securities Money Market Fund — Class B Shares

Equity Funds

Current Name	Prior Name
JPMorgan Diversified Fund — Class B Shares	JPMorgan Diversified Fund — Class B Shares

JPMorgan Dynamic Small Cap Growth Fund — Class B Shares	JPMorgan Dynamic Small Cap Fund — Class B Shares (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund — Class B Shares	JPMorgan Fleming Emerging Markets Equity Fund – Class B Shares

JPMorgan International Equity Fund — Class B Shares	JPMorgan Fleming International Equity Fund — Class B Shares

JPMorgan International Opportunities Fund — Class B Shares	JPMorgan Fleming International Opportunities Fund – Class B Shares

JPMorgan International Small Cap Equity Fund — Class B Shares	JPMorgan Fleming International Small Cap Equity Fund — Class B Shares

JPMorgan International Value Fund — Class B Shares	JPMorgan Fleming International Value Fund — Class B Shares

JPMorgan Intrepid European Fund — Class B Shares	JPMorgan Fleming Intrepid European Fund — Class B Shares

JPMorgan Intrepid Japan Fund — Class B Shares	JPMorgan Fleming Japan Fund — Class B Shares and JPMorgan Japan Fund — Class B Shares (name effective until 3/31/08)

JPMorgan Growth and Income Fund — Class B Shares	JPMorgan Growth and Income Fund — Class B Shares

JPMorgan Market Neutral Fund — Class B Shares	JPMorgan Market Neutral Fund — Class B Shares

JPMorgan Growth Advantage Fund — Class B Shares	JPMorgan Mid Cap Growth Fund — Class B Shares

JPMorgan Mid Cap Value Fund — Class B Shares	JPMorgan Mid Cap Value Fund — Class B Shares

JPMorgan Small Cap Equity Fund — Class B Shares	JPMorgan Small Cap Equity Fund — Class B Shares

Current Name	Prior Name
JPMorgan Tax Aware U.S. Equity Fund — Class B Shares	JPMorgan Tax Aware U.S. Equity Fund — Class B Shares

JPMorgan U.S. Equity Fund — Class B Shares	JPMorgan U.S. Equity Fund — Class B Shares

Undiscovered Managers Behavioral Value Fund — Class B Shares	Undiscovered Managers Behavioral Value Fund — Class B Shares

JPMorgan Realty Income Fund — Class B Shares	Undiscovered Managers REIT Fund — Class B Shares (this name change effective 12/31/05)

JPMorgan Intrepid Mid Cap Fund — Class B Shares	One Group Diversified Mid Cap Fund — Class B Shares and JPMorgan Diversified Mid Cap Fund — Class B Shares

JPMorgan Equity Income Fund — Class B Shares	One Group Equity Income Fund — Class B Shares

JPMorgan Equity Index Fund — Class B Shares	One Group Equity Index Fund — Class B Shares

JPMorgan International Equity Index Fund — Class B Shares	One Group International Equity Index Fund — Class B Shares

JPMorgan Large Cap Growth Fund — Class B Shares	One Group Large Cap Growth Fund — Class B Shares

JPMorgan Large Cap Value Fund — Class B Shares	One Group Large Cap Value Fund — Class B Shares

JPMorgan Market Expansion Enhanced Index Fund — Class B Shares	One Group Market Expansion Index Fund — Class B Shares and JPMorgan Market Expansion Index Fund – Class B Shares (name effective until 4/30/13)

JPMorgan Multi-Cap Market Neutral Fund - Class B Shares	One Group Market Neutral Fund - Class B Shares

JPMorgan Mid Cap Growth Fund — Class B Shares	One Group Mid Cap Growth Fund — Class B Shares and JPMorgan Diversified Mid Cap Growth Fund – Class B Shares (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund — Class B Shares	One Group Small Cap Growth Fund — Class B Shares

JPMorgan Small Cap Value Fund — Class B Shares	One Group Small Cap Value Fund — Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan Intermediate Tax Free Bond Fund — Class B Shares	JPMorgan Intermediate Tax Free Income Fund — Class B Shares

JPMorgan New York Tax Free Bond Fund — Class B Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class B Shares

JPMorgan Arizona Municipal Bond Fund — Class B Shares	One Group Arizona Municipal Bond Fund — Class B Shares

JPMorgan Core Bond Fund — Class B Shares	One Group Bond Fund — Class B Shares

JPMorgan Government Bond Fund — Class B Shares	One Group Government Bond Fund — Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan High Yield Fund — Class B Shares	One Group High Yield Bond Fund — Class B Shares and JPMorgan High Yield Bond Fund – Class B Shares (name effective until 9/14/09)

JPMorgan Core Plus Bond Fund — Class B Shares	One Group Income Bond Fund — Class B Shares

JPMorgan Michigan Municipal Bond Fund — Class B Shares	One Group Michigan Municipal Bond Fund — Class B Shares

JPMorgan Municipal Income Fund — Class B Shares	One Group Municipal Income Fund — Class B Shares

JPMorgan Ohio Municipal Bond Fund — Class B Shares	One Group Ohio Municipal Bond Fund — Class B Shares

JPMorgan Short Duration Bond Fund — Class B Shares	One Group Short-Term Bond Fund — Class B Shares

JPMorgan Short-Intermediate Municipal Bond Fund – Class B Shares	One Group Short-Term Municipal Bond Fund — Class B Shares and JPMorgan Short Term Municipal Bond Fund — Class B Shares (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund — Class B Shares	One Group Tax-Free Bond Fund — Class B Shares

JPMorgan Treasury & Agency Fund – Class B Shares	JPMorgan Treasury & Agency Fund – Class B Shares

JPMorgan Ultra Short Duration Bond Fund — Class B Shares	One Group Ultra Short-Term Bond Fund — Class B Shares and JPMorgan Ultra Short Term Bond Fund — Class B Shares (name effective until 7/1/06)

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund — Class B Shares	One Group Investor Balanced Fund — Class B Shares

JPMorgan Investor Conservative Growth Fund — Class B Shares	One Group Investor Conservative Growth Fund — Class B Shares

JPMorgan Investor Growth & Income Fund — Class B Shares	One Group Investor Growth & Income Fund — Class B Shares

JPMorgan Investor Growth Fund — Class B Shares	One Group Investor Growth Fund — Class B Shares

*    *    *    *

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

Undiscovered Managers Funds

J.P. Morgan Fleming Series Trust

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Insurance Trust

Each on behalf of itself and each of its Funds

By:	/s/ Joy C. Dowd
Name:	Joy C. Dowd
Title:	Treasurer

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Patricia A. Maleski
Name:	Patricia A. Maleski
Title:	Managing Director

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